UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

DIH HOLDING US, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)

77 Accord Park Drive; Suite D-1, Norwell, MA	02061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

The disclosure set forth in Item 8.01 is incorporated herein by reference

Item 8.01.	Other Events

As previously disclosed, on February 7, 2024 (the “Closing Date”), DIH Holding US, Inc., a Delaware corporation (the “Registrant” and formerly known as Aurora Technology Acquisition Corp.) consummated the transactions contemplated by the Business Combination Agreement dated as of February 26, 2023 (as amended, supplemented or otherwise modified from time to time, (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”) by and among the Registrant, DIH Holding US, Inc., a Nevada corporation (“Legacy DIH”) and Aurora Technology Merger Corp., a Nevada corporation (“Merger Sub”). In connection with the consummation of the Business Combination, the Registrant changed its fiscal year end from December 31 to March 31.

On February 20, 2024, the Registrant filed a Current Report on Form 8-K which included financial data of the Registrant and DIH through September 30, 2023 as well as pro forma data as of September 30, 2023 which showed the impact of the closing of the Business Combination. In accordance with the requirements of the Securities and Exchange Commission, the Registrant is filing this 8-K to provide updated financial information of Legacy DIH as well as updated pro forma financial data through December 31, 2023. Specifically, the following documents are filed as exhibits hereto:

●	Unaudited Consolidated Financial Statements of DIH Holding US, Inc. (Nevada) as of and for the nine months ended December 31, 2023;
●	Management’s Discussion and Analysis of Financial Condition and Results of Operations of DIH as of and for the nine months ended December 31, 2023 and 2022; and
●	Unaudited Condensed Combined Pro Forma Financial Information and the notes thereto.

Concurrent herewith, the Registrant has filed an Annual Report on Form 10-K which includes the audited financial statements of the Registrant as of and for the years ending December 31, 2023 and 2022.

Item 9.01.	Financial Statements and Exhibits.

(a)-(b) Financial Statements.

(c) Exhibits.

Exhibit No.	Description
99.1	Unaudited Financial Statements of DIH Holding US, Inc. (Nevada) as of and for the nine months ended December 31, 2023
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of DIH as of and for the nine months ended December 31, 2023 and 2022
99.3	Unaudited condensed combined pro forma financial information and the accompanying notes
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2024	DIH HOLDING US, INC.

	By:	/s/ Jason Chen
	Name:	Jason Chen
	Title:	Chief Executive Officer and Chairman